EXHIBIT 99.3


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   CCBN StreetEvents Conference Call Transcript

   OCPI - Q2 2003 Optical Communication Products Earnings Conference Call

   Event Date/Time: Apr. 28. 2003 / 5:00PM ET
   Event Duration:  24 min






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OCPI - Q2 2003 Optical Communication Products Earnings Conference Call
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CORPORATE PARTICIPANTS
Muoi Van Tran
Optical Communication Products - Chairman and CEO

Susie Nemeti
Optical Communication Products - CFO and VP of Finance



CONFERENCE CALL PARTICIPANTS
Dave Kang
Roth Capital Partners - Analyst







PRESENTATION


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Operator


 Good day, ladies and gentlemen. And welcome to your Optical Communications Products 2003 second earnings conference call. At this time all participants are in a listen-only mode. Later we will conduct a question-and-answer session and instructions will follow at that time. If anyone should require assistance during the program, please press star then zero on your touch-tone telephone. As a reminder, ladies and gentlemen, this conference call is being recorded. I would now like to introduce your host of today's call, Dr. Tran. Please go ahead.


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 Muoi Van Tran  - Optical Communication Products - Chairman and CEO


 Thank you, Jonathan. Welcome to our conference call to discuss OCP's financial results for our second quarter which ended on March 31, 2003. Before we begin with the substance of this call, I would appreciate your patience while I read the legal disclaimer. During the course of this conference call, we may make forward-looking statements regarding future events of the future performance of OCP. Forward-looking statements inherently involve risks and uncertainties and therefore actual events or results could differ materially from those stated or implied in the forward-looking statements.

We refer you to the documents that OCP files from time to time with the Securities and Exchange Commission, most recently the company's registration segment on form S-1, effective on November 2, 2000. And our periodic filings on forms 10-K and 10-Q. These documents contain and identify important factors that would cause actual results to differ materially from those contained in any forward-looking statements, including, without limitation, those factors described under the caption Risk Factors and Management's Discussions and Analysis of financial conditions and results of operations.

Now we would like to begin with the call. I would like to introduce you to Susie Nemeti, our CFO. She will review with you our financial numbers for the quarter. Susie?


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 Susie Nemeti  - Optical Communication Products - CFO and VP of Finance


 Thank you, Tran. In our financial results for the quarter that ended in March 31, 2003, which is our second quarter of fiscal year ending September 30, 2003, we completed the quarter with revenue of $9.6 million, which is no change compared to the second quarter of fiscal year 2002.


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OCPI - Q2 2003 Optical Communication Products Earnings Conference Call
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The net loss for the second  quarter was $1.7 million,  compared to a net income of $63,000 for the second quarter of fiscal 2002. The loss per diluted share for the second quarter of fiscal 2003 was two cents per share compared to a net income per diluted share of zero cents for the second quarter of fiscal 2002. The net loss for the second quarter of 2003 included approximately $366,000 of excess inventory benefits which is net of related income tax expense. The amount, again, is $366,000.

In the second quarter revenue increased 1.8% to $9.6 million from $9.4 million in the first quarter of fiscal 2003. Our gross margin for the second quarter of fiscal year ending 2003 was 37.2%. Our cash, cash equivalents, including marketable securities at the end of our second quarter, 2003, is approximately $140 million, compared to $142 million at the end of December 31, 2002.

The decrease in cash is due to the acquisition of the parallel optical module assets and the intellectual property of Gore Photonics. This transaction closed on January 31, 2003. Our capital expenditures for the current quarter is primarily due to the purchase price associated with the acquisition of capital equipment from Gore Photonics. Our days of sales outstanding is at 51 days, with inventories at 89 days or turning approximately four times.

We currently have 288 team members at OCP. We have a total of 77 engineers, 66 of them in research and development, and 11 in manufacturing. Now, on the operations side, our total overhead and operating expenses for the quarter ended March 31, 2003 is approximately $9 million. And we expect that the total overhead in operating expenses in absolute dollars in the next quarter will be in the range of $9 to $11 million.

With that, let me turn this conference back to Tran.


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 Muoi Van Tran  - Optical Communication Products - Chairman and CEO


 Thank you, Susie. As you may already know, OCP's business focuses on providing active fiber optic modules and subsystems for the metropolitan area networks, or MAN, local area networks, or LAN, and storage area networks or SAN. We offer our customers a very extensive and complete product set of active modules and subsystems to serve into these optical networks, namely optical transmitters, optical receivers, optical transceivers, and optical transponders with operating data rates ranging from OC1 , OC3, OC12 to gigabit Ethernet and fiber channel, OC48 or 2.5 gigabits a second and OC192, or 10 gigabits a second. With linked distances, ranging from several hundred meters to over 100 kilometers, and for indoor as well as outdoor environments.

I'm sure you all know by now our fiber optics communications industry has been in a downturn for some time. Our results for this quarter reflect the continuing weak demand of the market. Susie has already revealed with you our financial numbers. I will provide some comments on our customer base, our product mix and our strategy going forward.

As far as customers are concerned, in this quarter, we have three customers which are above 10% of revenue, namely Cisco Systems, Acterna, and Alcatel. Cisco Systems accounted for about 13% of our revenue for the second quarter of fiscal year 2003, slightly up from about 12% in the previous quarter. Acterna accounted for about 12% of our revenue for the second quarter, slightly down from about 13% in the previous quarter. Alcatel accounted for about 12% of our revenue for the second quarter, slightly up from about 11% in the previous quarter. In terms of key customers, our top-hand customers for this quarter include, in alphabetical order, Acterna, Alcatel , CIENA, Cisco Systems , Huawei Technologies , Nortel Networks, and four other customers. Together, as these top ten customers accounted for about 64% of our revenue for the second quarter of fiscal year 2003.

Application wise, for the second quarter our revenue breakdown was about 81% in the metropolitan area networks and about 11% in the LAN and SAN networks. Our revenue in the second quarter was roughly 55% in OC3, OC-12, 13% in OC48, and 21% in Ethernet and fiber general applications.

Now let's talk about our business outlook. The current environment is still slow. Visibility is still limited. Our back log in this quarter was slightly higher than our backlog entering the quarter. Although it has become more and more difficult to estimate future results in this current environment, our revenue in the third quarter ending on June 30, 2003 is expected to be within the range of $8 million to $10 million.

Overall, we are pleased by our progress in our plans to invest strategically to enhance our capabilities in operations. Despite the challenge in market environment, we are committed to expanding our research and development capability as well as our sales and marketing operations. OCP's financial position remains strong with about $140 million in cash, cash equivalents, and marketable securities at the end of March, 2003.

We believe that OCP has a good position in our target market., and going forward we believe that our plan will further solidify and enhance our position and enable us to take advantage of the opportunity when the market recovers. That concludes our prepared statements. We'll be happy to answer any comments or questions you may have. Thank you very much.



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OCPI - Q2 2003 Optical Communication Products Earnings Conference Call
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QUESTION AND ANSWER



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Operator


 Thank you, ladies and gentlemen. If you have a question at this time, please press the 1 key on your touch-tone telephone. If your question has been answered and you wish to remove yourself from the queue, please press the pound key. One moment for our first question. Our first question comes from Dave Kang from Roth Capital Partners.


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 Dave Kang  - Roth Capital Partners - Analyst


 Yes. What was your depreciation and amortization, and in terms of your guidance for the June quarter, before you've been giving guidance of $7 million to $9 million for three or four quarters and now you've actually raised the window. Is that because of, what, better visibility or because of your recent investments in the last couple of quarters? Thank you.


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 Susie Nemeti  - Optical Communication Products - CFO and VP of Finance


Hi, Dave. The depreciation and amortization for the second quarter was about $1.1 million. Last quarter it was about $1 million.


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 Muoi Van Tran  - Optical Communication Products - Chairman and CEO


 Regarding the question of guidance for this quarter, we provided guidance of $8 million to $9 million versus previous quarters where we provided guidance of between $7 million and $9 million. We basically give the guidance according to our best estimate as of that time. So, as I mentioned, our backlog exiting the quarter was slightly higher than the backlog entering. In the previous quarter, our backlog was lower than the backlog entering. So it's tough. A little bit of a difference. And we provided the guidance, like I said, as we did, based on our best knowledge at this time. Visibility is still limited, as I mentioned.


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 Dave Kang  - Roth Capital Partners - Analyst


 Fair enough. Regarding Acterna as your customer, can you talk about their order activities and their payment schedule? And as far as going back to the revenue guidance, do you expect revenue mix for the June quarter by products to be fairly comparable or do you expect any one particular segment to outperform others?


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 Muoi Van Tran  - Optical Communication Products - Chairman and CEO


 We'll have Susie take the first question.


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 Susie Nemeti  - Optical Communication Products - CFO and VP of Finance


Regarding Acterna's payments, we have multiple activities going on with Acterna, depending upon which part of the world we're talking about. The majority of the revenue that we generate from Acterna is actually through manufacturers. So their purchase orders coming to us are actually from the CMs themselves. But we do monitor both CM and Acterna, their cash position and also the number of days it is taking them to pay. So, we do keep a close eye on both the CM and also Acterna. It's typically our normal collection process that we go through.


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 Muoi Van Tran  - Optical Communication Products - Chairman and CEO


 Did that answer your first question?


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 Dave Kang  - Roth Capital Partners - Analyst


 Yes, it does.


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 Muoi Van Tran  - Optical Communication Products - Chairman and CEO


 Let me try to answer the second question regarding the product mix for the June quarter. I think if you look back at our product mix for the March quarter, it's fairly similar to the one that we reported in December. I think the only difference is that we have higher percentage of the internet fiber general for the March quarter compared to the December quarter. And that's kind of the result of what I've been mentioning before is that we're trying to expand a little bit our presence into the LAN and SAN market. Going forward to the June quarter, the product mix probably won't vary much from the March quarter. There may be some changes, but I don't think there will be big changes.


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 Dave Kang  - Roth Capital Partners - Analyst


 Okay. And just lastly, can you just give us a little bit more color in terms of pricing, lead times and channel inventories? And lastly, regarding the insider selling program, is it still active? And if so, do you still expect it to be finished by this June? Thank you.


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 Muoi Van Tran  - Optical Communication Products - Chairman and CEO



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OCPI - Q2 2003 Optical Communication Products Earnings Conference Call
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As far as pricing, the market is competitive and we have many competitors in our market. Pricing, however, has generally stabilized, although pricing typically decreases over time.

Our lead times tend to be very much the same. We typically quote to our customers that the general standard lead time is four weeks to six weeks for our products. Four weeks is generally quoted for more established products and six weeks is generally quoted for newer products. So, that's our general lead time that we would provide to our customers, and we've had, basically, very similar lead times for a long time. As far as the insider selling program, I think we announced an insider selling program back -- if I remember correctly -- in May of last year. That plan is still effective and basically would end whenever that plan says, so the content of that press release is still true.


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 Dave Kang  - Roth Capital Partners - Analyst


 Thank you.


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Operator


 Thank you. Once again, ladies and gentlemen if you have a question at this time, please press the 1 key on your touch-tone telephone. Our next question is a follow-up from Dave Kang.


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 Dave Kang  - Roth Capital Partners - Analyst


 Okay. Looks like we have a one-on-one session here.


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 Muoi Van Tran  - Optical Communication Products - Chairman and CEO


 Okay.


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 Dave Kang  - Roth Capital Partners - Analyst


 Can you just talk about the status of the VCSEL product rollout from your Cielo and Gore acquisitions and what else is in the pipeline that we should be looking for in terms of new product rollout over the next two to four quarters ? Thank you.


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 Muoi Van Tran  - Optical Communication Products - Chairman and CEO


 Okay. The first part is the rollout of the VCSEL product technology that we acquired from Cielo and Gore. I would say that there will be either zero or very small revenue contributions for the fiscal year 2003 for those products. But, we expect to recognize revenue for fiscal year 2004. In terms of products that we have in the pipeline, I think we announced a couple months ago the introduction of our SFP product with the VCSEL diagnostics, and obviously that is a new product family that we have been introducing.

So we are continually working on that product family and basically introducing to our customer products under that family one by one basically with OC3 , OC12 and Ethernet and OC48 and longer distance higher performance and so on. So, we think that basically there are many, many product categories under that family that we'll be rolling out to our customers within the next few quarters.


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 Dave Kang  - Roth Capital Partners - Analyst


 Okay. And there's been a lot of changes in the optical component space. Can you just give us the latest update in terms of competitive scene is concerned?


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 Muoi Van Tran  - Optical Communication Products - Chairman and CEO


 I think, you know, the -- there has been some changes in the marketplace, but generally speaking our competition still remains roughly the same. We basically compete with different types of competitors. One type would be the fiber optic business within a much bigger diversified company. A second type would be more of -- you could say fiber optic fuel play, I guess, suppliers. So, we compete -- in the first type, we could compete with companies like Agilent Technologies and ExceLight, which is a subsidiary of Sumitomo Electric for example. And the second type we could compete with companies like Finisar's or Stratos Lightwave, for example. And each company is different. And each company's plan is different, too.

But as far as we're concerned, we focus on working our company according to our plan going forward so that we could be in a favorable position when the market recovers. The competition is still similar, yes.


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 Dave Kang  - Roth Capital Partners - Analyst


 Okay. And just lastly, I don't think you disclosed what the cap ex was. I think you talked about it was up because of the Gore acquisition. But I don't know whether you actually told us what the cap ex was. And what do you think that will be for this June quarter? Thank you.


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 Susie Nemeti  - Optical Communication Products - CFO and VP of Finance


Regarding cap ex, there's a net increase in our fixed asset and also what we call the other long-term asset or what you call intangible assets like items such as patents or intellectual property types of



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OCPI - Q2 2003 Optical Communication Products Earnings Conference Call
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things.  The net increase there is approximately  $3.8 million.  Out of the $3.8 million, $3.4 is for the acquisition of the assets, certain assets from Gore Photonics. The remainder, about 400,000, would be the additional equipment we have brought into OCP, mainly for our research and development in the manufacturing areas. Looking forward in the future, relatively should be about similar numbers, we're looking at about half a million. So typically about -- I would have to say -- about 5% to 7% would be the cap ex that we have on an annual basis.


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 Dave Kang  - Roth Capital Partners - Analyst


 All right. Thank you very much.


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 Muoi Van Tran  - Optical Communication Products - Chairman and CEO


 Thank you, David.


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Operator


 Thank you. I'm not showing any further questions in the queue at this time.


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 Muoi Van Tran  - Optical Communication Products - Chairman and CEO


 Okay. You know, we can complete our conference call here. I would like to thank you all for attending, and we look forward to seeing you again in the next quarter conference call. Thank you again.


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Operator


 Thank you, ladies and gentlemen, for your participation in today's conference. This does conclude the program. You may now disconnect. Good day.



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